[Letterhead of Schering Corporation]

                                                                  March 30, 2000


Mr. Randall E. Woods
President and Chief Executive Officer
Corvas International, Inc.
3030 Science Park Road
San Diego, California 92121

RE:    HCV Research Program

Dear Mr. Woods:

This is in reference to the License and Collaboration Agreement by and between Corvas International, Inc. (hereinafter "Corvas") and Schering Corporation and Schering-Plough Ltd. (collectively called "Schering"), effective as of June 11, 1997 (the "Agreement").

As you are aware, we are in the process of finalizing an agreement amending certain terms of the Agreement. Those amendments will include provisions for the early termination of the Research Program, effective as of March 31, 2000, along with Schering's remaining obligations with respect to research funding. However, it now appears that despite the good faith efforts of both parties, the amendment agreement will not be completed prior to that date. Accordingly, this letter will confirm our understanding that Corvas' obligations with respect to performance of the Research Program and Schering's obligations to provide research funding are hereby suspended pending execution of the amendment agreement.

Please indicate your acceptance and agreement to the provisions set forth in this letter by signing below on behalf of Corvas and returning one signed original to Schering.

        Very truly yours,

        Schering Corporation                                Schering-Plough Ltd.

                LEGAL REVIEW                           LEGAL REVIEW


        /s/ DAVID POORVIN                                   /s/ DAVID POORVIN
        --------------------                                --------------------
        David Poorvin, Ph.D.                                David Poorvin, Ph.D.
        Vice President                                      Prokurist


Acknowledged and Agreed to

Corvas International, Inc.

By:   /s/ RANDALL E. WOODS
      --------------------
      Randall E. Woods
      President and Chief Executive Officer

Date: 3 - 31 - 00
      --------------------